UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 30, 2015

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
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One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2015, PBF Logistics GP LLC, the general partner of PBF Logistics LP (the "Partnership"), announced certain executive changes, including that Jeffrey Dill, currently Senior Vice President, General Counsel, has been named President, Western Region responsible for managing our planned operations in California, and reporting to Thomas Nimbley, the Chief Executive Officer, effective September 30, 2015.
The biographical information for Mr. Dill required for this Item 5.02 is set forth in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which disclosures are hereby incorporated by reference into this Item 5.02.
The Partnership also announced that Trecia Canty, currently Vice President, Senior Deputy General Counsel, has been named Senior Vice President, General Counsel and Secretary (assuming Mr. Dill’s prior position). Ms. Canty will report to Mr. Nimbley.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	September 30, 2015		By:	/s/ Trecia Canty
Trecia Canty Authorized Officer